EXHIBIT 99.2

                                  CERTIFICATION

                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, George T. Jimenez, Chief Executive Officer and Chairman of the Board of Ace*Comm Corporation, certify that:

                1. I have reviewed this annual report on Form 10-K of Ace*Comm Corporation;

                2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;


                3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

Date: September 30, 2002

                                          /s/ George T. Jimenez
                                          ------------------------------
                                          George T. Jimenez
                                          Chief Executive Officer and
                                          Chairman of the Board

I, Steven R. Delmar, Chief Financial Officer of Ace*Comm Corporation., certify that:

                1. I have reviewed this annual report on Form 10-K of Ace*Comm Corporation;

                2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

                3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

Date: September 30, 2002

                                          /s/Steven R. Delmar
                                          ------------------------------
                                          Steven R. Delmar
                                          Chief Financial Officer